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                                                                 EXHIBIT 10.1

                RACI HOLDING, INC. DIRECTOR STOCK PURCHASE PLAN
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     Section 1.  Purpose
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     The purpose of this RACI Holding, Inc. Stock Purchase Plan is to incentivize eligible directors to foster and promote the long-term financial success of Holding and the Company and to increase materially stockholder value by (a) motivating superior performance by participants in the Plan, (b)
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providing participants in the Plan with an ownership interest in Holding and

(c) enabling the Company to attract and retain the services of highly qualified
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individuals to serve as members of its Board of Directors.


     Section 2.  Definitions
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     2.1.  Definitions.  Whenever used herein, the following terms shall have
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the respective meanings set forth below:

          (1)  "Board" means the Board of Directors of Holding.

          (2) "C&D Fund" means The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership, and any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.

          (3) "Common Stock" means the Class A Common Stock, par value $.01 per share, of Holding.

          (4) "Company" means Remington Arms Company, Inc., a Delaware corporation, and any successor thereto.

          (5) "Effective Date" means July 1, 1997.

          (6) "Eligible Director" means each individual serving as a member of the Board who is not an employee
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     of Holding, the Company or any Subsidiary and is not an employee of or associated with the C&D Fund or Clayton, Dubilier & Rice, Inc.

          (7) "Holding" means RACI Holding, Inc., a Delaware corporation, and any successor thereto.

          (8) "Participant" means each Eligible Director who is serving as a member of the Board on the Effective Date.

          (9)  "Plan" means this RACI Holding, Inc. Stock Purchase Plan.

          (10) "Public Offering" means the first day as of which sales of Common Stock are made to the public in the United States pursuant to an underwritten public offering of the Common Stock led by one or more under-writers at least one of which is an underwriter of nationally recognized standing.

          (11) "Shares" means the shares of Common Stock acquired by a Participant pursuant to the Plan.

          (12) "Subscription Agreement" means a director stock subscription agreement between Holding and the Participant embodying the terms of any stock purchase made pursuant to the Plan, which agreement shall, unless the Board otherwise determines, be substantially in the form attached hereto as Exhibit A.

          (13) "Subsidiary" means any corporation a majority of whose outstanding voting securities is owned, directly or indirectly, by the Company or Holding.

          2.2.  Gender and Number.  Except when otherwise indicated by the
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context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

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          Section 3.  Eligibility and Participation
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          Each Eligible Director who is serving on the Board on the Effective
Date shall be eligible to participate in the Plan by reason of their expected contribution to the growth and success of Holding, the Company and their Subsidiaries.


          Section 4. Administration of the Plan
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          The Board shall be responsible for the administration of the Plan.
Any authority exercised by the Board under the Plan shall be exercised by the Board in its sole discretion. Subject to the terms of the Plan, the Board, by unanimous action thereof, is authorized to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of Holding and the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.

          All of the powers, duties and responsibilities of the Board specified in this Plan may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.


          Section 5.  Shares of Common Stock Subject to Plan
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          5.1.  Number.  Subject to the provisions of Section 5.2, the maximum
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number of shares of Common Stock sub-

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ject to offers made under the Plan may not exceed 12,500. The shares of Common
Stock to be delivered upon the purchase of any Common Stock under the Plan may consist, in whole or in part, of treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

          5.2.  Adjustment in Capitalization.  The number of shares of Common
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Stock available for issuance under the Plan may be adjusted by the Board, in its sole discretion, if it shall deem such an adjustment to be necessary or appropriate to reflect any Common Stock dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, liquidation or dissolution of Holding.


          Section 6.  Terms of Offers to
          Purchase Common Stock
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          6.1.  Offers to Purchase Common Stock.  Offers to purchase Common
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Stock shall be made to Participants as soon as reasonably practicable following the Effective Date. Each purchase of Common Stock by a Participant shall be made pursuant to a Subscription Agreement that shall include customary representations, warranties, covenants and other terms and conditions with respect to securities law matters and such other terms and conditions that the Board shall determine. Unless otherwise determined by the Board, such Subscription Agreement shall also state that in respect of any Shares purchased by the Participant pursuant to such Subscription Agreement such Participant will be entitled to the benefits of and shall be bound by the obligations set forth in the Registration and Participation Agreement, dated as of November 30, 1993, between Holding and the C&D Fund (as the same may be amended, waived, modified or supplemented from time to time) to the extent set forth in such Subscription Agreement.

          6.2.  Purchase Price.  The purchase price per share of Common Stock to
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be purchased under the Plan shall be one hundred dollars ($100).

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              Section 7.  Take-Along Rights
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          7.1.  Take-Along Notice.  Unless otherwise provided in the
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Subscription Agreement or otherwise determined by the Board, so long as the C&D
Fund holds a number of shares of Common Stock equal to at least one-third of the Common Stock originally purchased by the C&D Fund at the closing of the acquisition of the Company, if the C&D Fund intends to effect a sale of all of its shares of Common Stock to a third party (a "100% Buyer") and elects to exercise its rights under this Section 7, the C&D Fund shall deliver written notice (a "Take-Along Notice") to the Participant, which notice shall (a) state
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(i) that the C&D Fund wishes to exercise its rights under this Section 7 with
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respect to such transfer, (ii) the name and address of the 100% Buyer, (iii) the
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per share amount and form of consideration the C&D Fund proposes to receive for its shares of Common Stock and (iv) the terms and conditions of payment of such
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consideration and all other material terms and conditions of such transfer, (b)
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contain an offer (the "Take-Along Offer") by the 100% Buyer to purchase from the
Participant all of its Shares on and subject to the same terms and conditions offered to the C&D Fund and (c) state the anticipated time and place of the closing of the purchase and sale of the shares (a "Section 7 Closing"), which (subject to such terms and conditions) shall occur not fewer than five (5) days nor more than ninety (90) days after the date such Take-Along Notice is delivered, provided that if such Section 7 Closing shall not occur prior to the
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expiration of such 90-day period, the C&D Fund shall be entitled to deliver additional Take-Along Notices with respect to such Take-Along Offer.

          7.2.  Conditions to Take-Along.  Unless otherwise provided in the
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Subscription Agreement or otherwise determined by the Board, upon delivery of a Take-Along Notice, the Participant shall have the obligation to transfer all of its Shares pursuant to the Take-Along Offer, as the same may be modified from time to time, provided that the C&D Fund transfers all of its shares of Common
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Stock to the 100%

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Buyer at the Section 7 Closing.  Within 10 days of receipt of the Take-Along
Notice, the Participant shall (i) execute and deliver to the C&D Fund a power of
                               -
attorney and a letter of transmittal and custody agreement in favor of, and in form and substance satisfactory to, the C&D Fund constituting the C&D Fund, Clayton, Dubilier & Rice, Inc. or one or more of their respective affiliates designated by the C&D Fund (the "Custodian"), the true and lawful attorney-in-fact and custodian for the Participant, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Shares to the 100% Buyer, upon receipt of the purchase price therefor at the Section 7 Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale, including consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the C&D Fund also so consents, and sells and transfers its shares
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of Common Stock on the same terms as so amended, waived, modified or supplemented) and (ii) deliver to the C&D Fund certificates representing the
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Shares, together with all necessary duly executed stock powers.

          7.3.  Remedies.  Unless otherwise provided in the Subscription
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Agreement or otherwise determined by the Board, the Participant shall acknowledge that the C&D Fund would be irreparably damaged in the event of a breach or a threatened breach by the Participant of any of its obligations under this Section 7 and the Participant shall agree that, in the event of a breach or a threatened breach by the Participant of any such obligation, the C&D Fund shall, in addition to any other rights and remedies available to it in respect of such breach, be entitled to an injunction from a court of competent jurisdiction granting it specific performance by the Participant of its obligations under this Section 7. In the event that the C&D Fund shall file suit to enforce the covenants contained in this Section 7 (or obtain any other

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remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney's fees and expenses. In the event that, following a breach or a threatened breach by a Participant of the provisions of this Section 7, the C&D Fund does not obtain an injunction granting it specific performance of the Participant's obligations under this Section 7 in connection with such proposed sale prior to the time the C&D Fund completes the sale of its shares of Common Stock or, in its sole discretion, abandons such sale, then Holding shall have the option to purchase the Shares from the Participant at a purchase price per Share equal to the lesser of (i) the Fair Market Value of such Shares as of the
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date of the breach or threatened breach that gives rise to the right to repurchase and (ii) the price at which the Participant purchased such Shares
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from Holding.

          7.4.  Public Offering.  Unless otherwise provided in the Subscription
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Agreement or otherwise determined by the Board, in the event that a Public
Offering has been consummated, the provisions of this Section 7 shall terminate and cease to have further effect.

          Section 8.  Amendment, Modification,
          and Termination of the Plan
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          The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan. No amendment, modification, termination or suspension of the Plan shall in any manner adversely affect the rights of any Participant with respect to any Shares purchased hereunder by such Participant prior to such action unless such Participant consents. Stockholder approval of any such amendment, modification, termination or suspension shall be obtained to the extent mandated by applicable law, or if otherwise deemed appropriate by the Board.

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          Section 9.  Miscellaneous Provisions
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          9.1.  No Guarantee of Board Membership.  Nothing in the Plan or in any
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Subscription Agreement shall interfere with or limit in any way the right of the
Board or Holding's stockholders to terminate any Participant's membership on the Board at any time, or confer upon any Participant any right to continue as a member of the Board.

          9.2.  No Limitation on Compensation.  Nothing in the Plan shall be
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construed to limit the right of Holding to establish other plans or to pay compensation to its directors, in cash or property, in a manner that is not expressly authorized under the Plan.

          9.3.  Requirements of Law.  The offer, sale and issuance of shares of
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Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No such offers or sales shall be made under the Plan, and no shares of Common Stock shall be issued under the Plan, if such offer, sale or issuance would result in a violation of applicable law, including the federal securities laws or any applicable state securities laws.

          9.4.  Freedom of Action.  Subject to Section 8, nothing in the Plan or
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any Subscription Agreement shall be construed as limiting or preventing Holding, the Company or any Subsidiary from taking any action that it deems appropriate or in its best interest.

          9.5.  Term of Plan.  The Plan shall be effective as of the Effective
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Date.  The Plan shall continue in effect, unless sooner terminated pursuant to
Section 8, until the earlier of the fifth anniversary of the Effective Date and the date on which all shares of Common Stock to be offered pursuant to Section 5 of the Plan have been issued.

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          9.6.  No Voting Rights.  Except as otherwise required by law, no
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Participant under the Plan shall have any right to vote on any matter submitted to Holding's stockholders until such time as he has purchased shares of Common Stock under the Plan and become a stockholder of Holding.

          9.7.  Governing Law.  The Plan, and all agreements hereunder, shall be
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governed by and construed in accordance with the laws of the State of New York, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

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                                                                       Exhibit A
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          [Please refer to ANNEX A to the Offering Memorandum.]